                                                                               S

                                                                             / /
                                                                      AIM GLOBAL
                                                                        GROWTH &
                                                                     INCOME FUND
                                                              FORMERLY GT GLOBAL
                                                            GROWTH & INCOME FUND

                                                                             / /
                                                               SEMIANNUAL REPORT
                                                                  APRIL 30, 1998

                                                                     INVEST WITH
                                                                  DISCIPLINE-SM-

TABLE
OF CONTENTS

Message from the
Chairmen.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Financial
Statements...........         F1

Views  of the  Fund's management
described in this report are  as
of  the date  written. Portfolio
holdings and allocations are  as
of   April   30,   1998,  unless
otherwise  noted.  These  views,
portfolio holdings and
allocations   may  have  changed
subsequently.

AIM GLOBAL GROWTH & INCOME FUND
MESSAGE FROM THE CHAIRMEN


Dear Fellow Shareholder,

We are pleased to send you this semiannual report. In the time since you received your last report, there have been a few changes. Your Fund is now a part of The AIM Family of Funds-Registered Trademark- and has adopted the AIM name. Thanks to a vote of approval by GT Global shareholders, A I M Advisors, Inc. became the new investment advisor to GT Global Funds, effective June 1, 1998.

We believe you'll enjoy many advantages as a member of The AIM Family of Funds-Registered Trademark-. You'll have access to a greater variety of investment choices, and you'll benefit from AIM's commitment to excellence in shareholder service. Most of all, you'll be part of an expanded fund family that is one of the largest and most respected in the industry.

Though the funds are wearing a new name, your investments will continue to seek their stated objectives and receive expert, professional management. In the report that follows you'll find commentary from managers you know, with the depth of coverage you've come to expect.

If you have any questions about your account, you can continue to call 800-223-2138 for information, service and transactions. Fund and account information can also be found on the GT Global Website (www.gtglobal.com). These sources will be available to you until September 1998. At that time, GT Global accounts will be fully integrated into The AIM Family of Funds-Registered Trademark-, and you will have received additional information from AIM.

Thank you for your past support of GT Global Funds. AIM is looking forward to continuing a satisfying relationship with you and helping you reach your financial goals.

Sincerely,

/s/ William J. Guilfoyle               /s/ Charles T. Bauer

William J. Guilfoyle                    Charles T. Bauer
Chairman of the Board and President,    Chairman,
GT Global Funds                         The AIM Family of Funds
                                        -Registered Trademark-

                                          1
                                      -  -  -  -

[PICTURE]

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation and current income. In an effort to meet both objectives, the Fund invests primarily in stock of blue-chip companies and high-quality government bonds from around the world.


AIM GLOBAL GROWTH & INCOME FUND
PERFORMANCE SUMMARY



      AIM Global Growth    JP Morgan Global Government        MSCI World
        & Income Fund                Bond Index                 Index
        Class A Shares

9/25/90         9525                    10000                    10000
                9525                    10045                     9678
                9545                    10443                    10583
                9625                    10625                    10412
                9712                    10744                    10632
               10015                    10987                    11023
               10338                    10997                    12045
               10314                    10653                    11692
               10560                    10781                    11785
               10826                    10791                    12054
               10417                    10647                    11312
               10895                    10872                    11848
               11040                    11098                    11813
               11188                    11503                    12124
               11041                    11616                    12323
               10852                    11806                    11788
               11571                    12402                    12648
               11401                    12159                    12416
               11529                    12124                    12204
               11314                    12012                    11631
               11637                    12112                    11795
               12048                    12456                    12267
               11981                    12796                    11858
               11938                    13078                    11891
               11916                    13426                    12182
               11758                    13412                    12072
               11691                    13077                    11748
               11647                    12846                    11960
               11869                    12967                    12059
               12004                    13187                    12101
               12475                    13399                    12390
               12812                    13605                    13111
               12903                    13853                    13721
               13084                    13941                    14039
               13197                    13952                    13924
               13519                    13958                    14213
               14070                    14371                    14867
               14046                    14523                    14595
               14627                    14516                    14999
               14418                    14410                    14153
               15117                    14557                    14848
               15610                    14694                    15830
               14905                    14533                    15627
               14382                    14466                    14956
               14573                    14455                    15421
               14430                    14336                    15464
               14309                    14506                    15423
7/31/94        14718                    14642                    15719
               14982                    14604                    16195
               14721                    14677                    15773
               15086                    14897                    16224
               14600                    14709                    15524
               14577                    14743                    15677
               14430                    15042                    15444
               14676                    15429                    15672
               14722                    16214                    16431
               15093                    16473                    17007
               15465                    16933                    17156
               15384                    17038                    17154
               15834                    17119                    18015
               15459                    16643                    17617
               15855                    17018                    18134
               16032                    17184                    17852
               16310                    17376                    18475
               16810                    17591                    19018
               16939                    17410                    19366
               17016                    17309                    19487
               17087                    17282                    19815
               17217                    17218                    20285
               17502                    17236                    20306
               17575                    17387                    20412
               17367                    17707                    19695
               17863                    17780                    19925
               18145                    17878                    20709
               18725                    18233                    20857
               19515                    18493                    22029
               19671                    18365                    21680
               19565                    17905                    21945
               19857                    17781                    22201
               19907                    17646                    21766
               20041                    17547                    22481
               20897                    17961                    23873
               21453                    18165                    25068
               22261                    18098                    26226
               21318                    18076                    24475
               22582                    18477                    25809
               22284                    18869                    24454
               22528                    18643                    24891
               23244                    18622                    25198
               23411                    18809                    25905
               24831                    18949                    27661
               25827                    18806                    28833
4/30/98        25942                    19095                    28023


The chart above shows performance of the AIM Global Growth & Income Fund Class A shares since inception versus its various indices. This represents a cumulative return of 159.42% and an average annual total return of 13.37% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 5.50% sales charge. A $10,000 investment in the Fund's Class B shares at inception on October 22, 1992, would have been valued at $21,503 on April 30, 1998. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $16,952 on April 30, 1998.


AVERAGE ANNUAL TOTAL RETURNS% (1)
APRIL 30, 1998



SHARE CLASS            WITHOUT SALES CHARGE (2)                  WITH SALES CHARGE
                    1-YEAR    5-YEAR  LIFE OF FUND     1-YEAR    5-YEAR    LIFE OF FUND
CLASS A (3)         30.55     15.19     14.23          23.31     13.89       13.37
CLASS B (3)         29.68     14.48     14.97          24.68     14.24       14.88
ADVISOR CLASS (4)   30.79      N/A      19.85          N/A        N/A         N/A


HISTORICAL PERFORMANCE% (2)
ANNUAL TOTAL RETURNS (PER CALENDAR YEAR)


               1990      1991      1992      1993      1994      1995      1996      1997
CLASS A        1.97 (3)  19.14     2.58      27.36     -3.57     15.32     17.02     18.16
CLASS B        N/A       N/A       1.17 (3)  27.04     -4.19     14.56     16.10     17.46



(1) Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

(2) Performance data do not reflect the maximum 5.50% sales charge or the contingent deferred sales charge for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.

(3) The Fund began operations for Class A Shares on September 25, 1990; Class B shares commenced on October 22, 1992.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with the Fund's distributor. Please see the the Fund's prospectus for more complete information.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

From time to time, the Fund's investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and reimbursements are subject to change.

                                          2
                                      -  -  - -

INTERVIEW WITH THE MANAGEMENT TEAM


Q    HOW DID THE FUND PERFORM?

A    Against a very supportive global market background, the Fund continued
to perform well, ending the six-month period to April 30, 1998, with a total return of 17.41% for Class A shares (10.93% including the maximum 5.50% sales charge) and 16.97% for Class B shares (11.97% including the maximum 5% contingent deferred sales charge). Total return over the same period was 18.86% for the Morgan Stanley Capital International (MSCI) World Index (5) and 1.20% for the J.P. Morgan Global Government Bond Index. (6)

Overall, the Fund performed nearly in line with the MSCI World Index. Relative to the J.P. Morgan Global Government Bond Index, however, the Fund outperformed as a result of its equity allocation.

Q    WHAT MAIN FACTORS CONTRIBUTED TO STRONG FUND PERFORMANCE ON THE EQUITY
     SIDE?

A    Financial markets across the U.S., the UK and continental Europe rallied to new highs. Disinflation remained a key theme as did a continuing wave of merger and acquisition activity. Meanwhile, euphoria over the approach to European Economic and Monetary Union (EMU) boosted returns of continental exchanges.

In general, large companies with pricing power continued to outperform during the review period. Another, and not entirely unrelated, trend that remained evident in continental Europe was the growing popularity of the Anglo-American approach to business, which focuses on increasing shareholder value through share repurchases.

Q    HAVE YOU MADE ANY CHANGES IN YOUR INVESTMENT APPROACH OVER THE SIX-MONTH
     PERIOD?

A    While our basic criteria for picking equity securities has not changed, we are increasingly looking at the Fund's equity exposure to sector or industry types rather than purely on a geographical basis. This approach broadly encompasses three category groups: interest rate-sensitive stocks; defensives (such as consumer staples, pharmaceuticals, health care, retailers and service providers); and industrial cyclicals (capital goods).

No significant changes took place over the period. The Fund continued to benefit from being considerably overweighted in financial stocks, which have enjoyed a global bull market for some time on the back of a rally in the U.S. long bond. The merger activity we've seen in U.S. financial companies is also

TOTAL EUROPEAN M&A VOLUME, 1988-97

1988      148
1989      215
1990      243
1991      180
1992      170
1993      170
1994      164
1995      279
1996      344
1997      508


WE BELIEVE CORPORATE MERGER AND ACQUISITION ACTIVITY WILL BE ONE OF THE MAIN DRIVERS OF IMPROVED CORPORATE PROFITABILITY IN EUROPE. THE VOLUME OF M&A ACTIVITY REACHED NEW LEVELS IN 1997 AND WE BELIEVE IT WILL CONTINUE.
Source: J.P. Morgan, February 1998.


beginning to spill over into the rest of the world, which has buoyed Fund returns. Share prices of European financials, in particular, have rallied on the back of consolidation activity and falling interest rates.

We've recently begun to take some profits out of financial services companies in several European markets (Germany in particular) where we feel valuations have become stretched; this exposure has been reallocated to consumer defensive companies. In the


                                                                   CONTINUED P.4


(5) MSCI World Index is a market value-weighted average of the performance of 1,578 securities listed on major world stock exchanges-the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(6) J.P. Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

     Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

                                          3
                                      -  -  -  -

INTERVIEW WITH THE PORTFOLIO MANAGERS    CONTINUED


U.S., for example, we recently purchased Kellogg, Anheuser Busch and Clorox. These blue-chip companies have above-average dividend yields and are positioned in very defensive, consumer branded-goods sectors of the world economy. Growth in these sectors may not be dramatic, but is unlikely to disappear. While these companies may not be very exciting, we feel they are stable.

As a result of these most recent changes, the U.S. portion of the portfolio edged up modestly. The U.S. is home to a higher number of exceptional global consumer branded-goods companies but, again, our thinking is more and more about industry exposure and less about geographical orientation.

Additionally, the Fund has continued to be very underweighted in capital goods companies, which have borne much of the brunt of the Asian crisis. Although many of their share prices have recently strengthened a bit, we do not think this trend is likely to continue.

Other areas the Fund has had little significant exposure to include European pharmaceuticals and telecommunications companies. In the case of pharmaceuticals, while many of these companies have done well, their dividend yields are virtually non-existent and therefore not in line with the Fund's investment discipline. Telecommunications companies have also performed well; however, we believe margins continue to be under pressure, and we find other investment areas more attractive.

Q    WHICH COMPANIES PERFORMED EXCEPTIONALLY WELL FOR THE FUND?

A    The ongoing consolidation story and focus on shareholder value throughout
Europe provided a big boost to the Fund. Among its equity holdings benefiting from both this trend and a favorable interest rate environment are Swiss Bank Corp., Union Bank of Switzerland and Credit Suisse Group in Switzerland, and AEGON in the Netherlands. In the U.S., Bristol Meyers Squibb has enjoyed strong returns on the back of general large cap buoyancy.

Q    WHAT ARE YOUR BASIC BUY/SELL CRITERIA
     FOR EQUITIES?

A    While we employ a number of criteria to value securities, our primary buy/sell discipline centers on dividend yield. As such, only stocks offering a dividend yield above the average for the MSCI World Index during their most recent fiscal year are eligible for inclusion in the portfolio. Similarly, we sell stocks once their dividend yields fall below average.

As of April, the average yield on the MSCI was about 1.6%, which means we will not buy securities with a dividend yield less than 1.6%. To put this in perspective, 46% of the 2,500 stocks in the MSCI universe offer an above-average dividend, which means we are looking at 1,150 stocks as a starting universe.

Q    WHAT ACCOUNTS FOR YOUR LARGE EXPOSURE TO THE UK AND THE NETHERLANDS?

A    We feel the UK is the closest equivalent to the U.S. market outside the
U.S. Like the U.S., the UK is home to many world-class companies. Valuations, however, are significantly more attractive than those of U.S. counterparts.

We like a number of things about companies in the Netherlands. Corporate culture is very important to Dutch companies, and many have outstanding records for creating wealth for investors. Valuations are also reasonable. Additionally, the Netherlands is one of two markets in Europe where significant acquisitions have taken place in the financial services industry. The Fund currently holds several very attractive companies in this area.

Q HOW ARE YOU POSITIONING THE FUND'S EQUITY PORTION WITH RESPECT TO EUROPEAN ECONOMIC AND MONETARY UNION (EMU)?

A    We have not really taken a position on a country-by-country basis. Instead, in a modest way we have been gearing up for EMU through our large holdings in European financial companies. We expect to see considerable economies of scale once one currency is in place, and we anticipate many more mergers in the banking and insurance industries.

Q    HOW ARE YOU POSITIONING THE FUND'S BOND EXPOSURE?

A    We remain positive on the outlook for bonds and continue to emphasize U.S.
Treasuries, which represented over 11% of total net assets at April 30, 1998. Although economic growth in the U.S. remains robust, we expect the underlying rate of inflation will be around 1.5% over the next year or so. Under the current economic conditions, we see no need for the Federal Reserve to tighten monetary policy anytime soon.


                                                                   CONTINUED P.5

                                          4
                                      -  -  -  -

INTERVIEW WITH THE PORTFOLIO MANAGERS    CONTINUED

Our view on the UK has not changed. We believe UK bonds will continue to perform reasonably well and currently intend to keep some 3% of the Fund in Gilts (UK government bonds). We feel interest rates in the UK are at a peak, although we recognize that the next reduction may well be some months away.

We also do not expect inflation to pose a significant problem, even though the underlying rate of inflation in the UK rose from 2.6% to 3% in April and, therefore, above the 2.5% target set by the Bank of England. Several of the more hawkish members of the Bank's Monetary Policy Committee have publicly drawn attention to the slowdown in the UK economy. Additionally, we anticipate the weakness in Europe and low inflationary environment elsewhere around the world will put some downward pressure on UK rates.

Clearly, as the European Economic and Monetary Union comes into being and the likelihood of UK membership increases, the current yield spread of around 90-120 basis points should diminish. Equally, if EMU becomes derailed, then we believe the UK spread over Germany could provide investors with a protective cushion to fall back on.

Q    WHAT IS YOUR OUTLOOK FOR OTHER
     BOND MARKETS?

A    Canada, like the UK, is a country characterized by low inflation and a fiscally responsible government, and we currently plan to retain our modest exposure.

Except for selected issues, such as long-dated German Bunds and short-dated Italian bonds, continental European bonds appear fully valued. We believe European bond investors are taking the most optimistic view possible of the move towards EMU through the second half of 1998. On the other hand, we see the recent strength of the currencies participating in EMU as a transitional phase.

We continue to avoid Japanese government bonds. Both nominal and real yields have fallen to very low levels in spite of the deterioration of the government's fiscal position and the very high probability that the yen will weaken further. In order to compete with other bond markets, the Japanese market would need to continue to rally. Given the very low levels, we think this is unlikely and find more attractive opportunities elsewhere.




SECTOR ALLOCATION OF NET ASSETS%
APRIL 30, 1998

EQUITY
Finance                                 32.7
Consumer Non-Durables                   15.3
Energy                                  12.5
Services                                 9.6
Health Care                              4.5
Materials/Basic Industry                 2.8
Capital Goods                            0.9
Multi Industry/Misc.                     0.4

FIXED INCOME INVESTMENTS
Gov't & Gov't Agency Obligations        19.4
Corporate Bonds                          1.6
Other                                    0.3

                                          5
                                      -  -  -  -

GEOGRAPHIC ALLOCATION OF NET ASSETS

Australia/NZ                   6.6%
Germany                        8.2%
United Kingdom                21.1%
Other Europe                  31.2%
North America & Other         32.9%

Allocations may change as market conditions change. A complete listing may be found in the Financial Statements section of this report.


                                                                         % of
AIM GLOBAL GROWTH & INCOME FUND(7)                          Country   Net Assets

KEY EQUITY HOLDINGS

BRISTOL MYERS SQUIBB CO.  This well-established             U.S.           3.5
company offers a wide range of prescription and non-prescription drugs, medical devices, health and skin care products, toiletries and beauty aids.


SWISS BANK CORP.  Offering a broad range of                 Switzerland    3.1
banking operations, including foreign exchange and bank note dealings, precious metal trading, mortgages and building loans, Swiss Bank has operations throughout Switzerland and an extensive network of international subsidiaries.

AEGON NV  This Netherlands-based international              Netherlands    2.9
insurance group primarily writes life and health insurance, and offers related pension, savings and investment products in Europe, North America and the Caribbean.

CREDIT SUISSE GROUP  Through its four business              Switzerland    2.8
units and Winterthur the Group provides universal bank services in Switzerland, investment, trust and management services and insurance worldwide.

ROYAL & SUN ALLIANCE INSURANCE GROUP PLC  The               UK             2.7
holding company for the multi-national insurance companies Sun Alliance Group PLC and Royal
Insurance Holdings.

ABN AMRO HOLDING NV  The bank offers a variety              Netherlands    2.5
of financial services, including payment, lending, corporate finance, leasing, treasury, private banking, trade and commodity finance, insurance and investment services.

ROYAL DUTCH PETROLEUM CO.  One of the largest               Netherlands    2.4
oil companies worldwide, Royal Dutch is a key player in the energy industry, both within Europe and on a global basis. Its success is based on a proven track record of exploration, together with well-run marketing and chemical activities.

CADBURY SCHWEPPES PLC  Cadbury manufactures and             UK             2.4
sells beverages and confectionery products, such as chocolates and candy, as well as soft drinks and other beverages through wholesale and retail outlets internationally.

DIAGEO PLC  Diageo has operations in food,                  UK             2.4
alcoholic beverages, fast food restaurants and property management. The company owns Burger King restaurants, and markets food products under the Pillsbury, Haagen Dazs, and Green Giant brand names.

RECKITT & COLMAN PLC  The company manufactures and          UK             2.3
distributes a wide range of household, toiletry and pharmaceutical products in the United Kingdom, North America, Latin America, Europe, Australia,
Asia and Africa.



Source: Bloomberg, April 1998.
(7) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

                                          6
                                      -  -  -  -

AIM GLOBAL
GROWTH &
INCOME FUND
(FORMERLY
GT GLOBAL
GROWTH &
INCOME FUND)

FINANCIAL
STATEMENTS

                        AIM GLOBAL GROWTH & INCOME FUND
                   (FORMERLY GT GLOBAL GROWTH & INCOME FUND)

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                          COUNTRY        SHARES         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Finance (32.7%)
  Schweizerischer Bankverein (Swiss Bank Corp.) ..........   SWTZ              74,750   $ 25,964,898         3.1
    BANKS-MONEY CENTER
  AEGON N.V. .............................................   NETH             187,875     24,372,772         2.9
    INSURANCE-LIFE
  Credit Suisse Group ....................................   SWTZ             108,300     23,827,589         2.8
    BANKS-MONEY CENTER
  Royal & Sun Alliance Insurance Group PLC ...............   UK             2,081,400     23,250,421         2.7
    INSURANCE - MULTI-LINE
  ABN AMRO Holding N.V. ..................................   NETH             891,296     21,713,093         2.5
    BANKS-MONEY CENTER
  Union Bank of Switzerland - Bearer .....................   SWTZ              11,752     18,929,817         2.2
    BANKS-MONEY CENTER
  ING Groep N.V. .........................................   NETH             264,262     17,180,432         2.0
    BANKS-MONEY CENTER
  First Tennessee National Corp. .........................   US               490,800     16,901,925         2.0
    BANKS-REGIONAL
  Fortis Amev N.V. .......................................   NETH             244,011     14,281,095         1.7
    OTHER FINANCIAL
  American General Corp. .................................   US               170,000     11,326,250         1.3
    INSURANCE-LIFE
  Lloyds TSB Group PLC ...................................   UK               688,428     10,309,152         1.2
    BANKS-REGIONAL
  National Westminster Bank PLC ..........................   UK               471,800      9,443,890         1.1
    BANKS-MONEY CENTER
  General Accident PLC ...................................   UK               400,000      9,404,682         1.1
    INSURANCE - PROPERTY-CASUALTY
  IKB Deutsche Industriebank AG ..........................   GER              394,000      8,620,123         1.0
    BANKS-REGIONAL
  Generale de Banque S.A.: ...............................   BEL                   --             --         1.0
    BANKS-MONEY CENTER
    Common ...............................................   --                14,762      8,534,275          --
    Strip VVPR-/- ........................................   --                 1,342            254          --
  Kredietbank N.V. .......................................   BEL               12,980      7,328,524         0.9
    BANKS-REGIONAL
  Commercial Union PLC ...................................   UK               361,550      6,765,459         0.8
    INSURANCE - MULTI-LINE
  Commonwealth Bank of Australia .........................   AUSL             526,000      6,304,056         0.7
    BANKS-SUPER REGIONAL
  M & G Group PLC ........................................   UK               155,000      4,762,751         0.6
    INVESTMENT MANAGEMENT
  General Property Trust .................................   AUSL           1,444,125      2,679,354         0.3
    REAL ESTATE
  Reinsurance Australia Corporation Ltd. .................   AUSL             846,250      2,357,887         0.3
    INSURANCE - MULTI-LINE
  Infrastructure Trust of Australia Group ................   AUSL           2,724,750      2,341,430         0.3
    OTHER FINANCIAL
  National Australia Bank Ltd. ...........................   AUSL             120,725      1,713,303         0.2
    BANKS-REGIONAL

    The accompanying notes are an integral part of the financial statements.

                                       F1

                        AIM GLOBAL GROWTH & INCOME FUND
                   (FORMERLY GT GLOBAL GROWTH & INCOME FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           April 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                          COUNTRY        SHARES         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Finance (Continued)
  Realty Development Corp. "A" ...........................   HK                 5,000   $     11,168          --
    REAL ESTATE
                                                                                        ------------
                                                                                         278,324,600
                                                                                        ------------
Consumer Non-Durables (15.3%)
  Cadbury Schweppes PLC ..................................   UK             1,381,800     20,149,324         2.4
    BEVERAGES - NON-ALCOHOLIC
  Diageo PLC .............................................   UK             1,684,559     20,056,957         2.4
    BEVERAGES - ALCOHOLIC
  Reckitt & Colman PLC ...................................   UK               983,093     19,809,817         2.3
    HOUSEHOLD PRODUCTS
  Avon Products, Inc. ....................................   US               182,000     14,958,125         1.8
    PERSONAL CARE/COSMETICS
  Pernod Ricard ..........................................   FR               158,720     10,959,867         1.3
    BEVERAGES - ALCOHOLIC
  Philip Morris Cos., Inc. ...............................   US               255,000      9,514,688         1.1
    TOBACCO
  Kellogg Co. ............................................   US               219,513      9,054,911         1.1
    FOOD
  Clorox Co. .............................................   US               105,960      8,887,395         1.0
    HOUSEHOLD PRODUCTS
  Anheuser-Busch Cos., Inc. ..............................   US               188,371      8,629,746         1.0
    BEVERAGES - ALCOHOLIC
  Brown-Forman Corp. "B" .................................   US                93,600      5,300,100         0.6
    BEVERAGES - ALCOHOLIC
  Universal Corp. ........................................   US                62,075      2,323,933         0.3
    TOBACCO
                                                                                        ------------
                                                                                         129,644,863
                                                                                        ------------
Energy (12.5%)
  Royal Dutch Petroleum Co. ..............................   NETH             371,840     20,528,897         2.4
    OIL
  Exxon Corp. ............................................   US               182,600     13,318,388         1.6
    OIL
  VEBA AG ................................................   GER              170,200     11,251,795         1.3
    ELECTRICAL & GAS UTILITIES
  Mobil Corp. ............................................   US               127,600     10,080,400         1.2
    OIL
  Electrabel S.A. ........................................   BEL               34,760      9,241,630         1.1
    ELECTRICAL & GAS UTILITIES
  Shell Transport & Trading Co., PLC .....................   UK             1,121,700      8,347,099         1.0
    OIL
  PG&E Corp. .............................................   US               220,000      7,122,500         0.8
    ELECTRICAL & GAS UTILITIES
  Reunies Electrobel & Tractebel S.A. ....................   BEL               57,935      6,933,773         0.8
    ELECTRICAL & GAS UTILITIES
  Elf Aquitaine ..........................................   FR                52,475      6,888,981         0.8
    OIL

    The accompanying notes are an integral part of the financial statements.

                                       F2

                        AIM GLOBAL GROWTH & INCOME FUND
                   (FORMERLY GT GLOBAL GROWTH & INCOME FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           April 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                          COUNTRY        SHARES         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Energy (Continued)
  RWE AG .................................................   GER              134,620   $  6,851,062         0.8
    ELECTRICAL & GAS UTILITIES
  Groupe Bruxelles Lambert S.A. ..........................   BEL               31,025      6,201,140         0.7
    OIL
                                                                                        ------------
                                                                                         106,765,665
                                                                                        ------------
Services (9.6%)
  Telecom Corporation of New Zealand Limited: ............   NZ                    --             --         1.7
    TELEPHONE NETWORKS
    Common ...............................................   --             2,614,200     12,405,045          --
    ADR{\/} ..............................................   --                38,000      1,455,875          --
  McGraw-Hill, Inc. ......................................   US               162,000     12,544,875         1.5
    BROADCASTING & PUBLISHING
  EMI Group PLC ..........................................   UK               887,600      9,017,007         1.1
    LEISURE & TOURISM
  Reuters Group PLC ......................................   UK               823,020      8,918,344         1.0
    BROADCASTING & PUBLISHING
  Elsevier N.V. ..........................................   NETH             557,255      8,415,665         1.0
    BROADCASTING & PUBLISHING
  Woolworths Ltd. ........................................   AUSL           2,021,925      6,949,915         0.8
    RETAILERS-OTHER
  Royal PTT Nederland N.V. ...............................   NETH             112,735      5,827,656         0.7
    TELEPHONE NETWORKS
  PMP Communications Ltd. ................................   AUSL           2,556,250      4,543,039         0.5
    BROADCASTING & PUBLISHING
  Qantas Airways Ltd. ....................................   AUSL           2,781,250      4,236,785         0.5
    TRANSPORTATION - AIRLINES
  Dun & Bradstreet Corp. .................................   US               109,800      3,897,893         0.5
    BROADCASTING & PUBLISHING
  Telstra Corp. Ltd. - Installment Receipts ..............   AUSL           1,262,200      2,958,089         0.3
    TELEPHONE NETWORKS
                                                                                        ------------
                                                                                          81,170,188
                                                                                        ------------
Health Care (4.5%)
  Bristol Myers Squibb Co. ...............................   US               277,400     29,369,725         3.5
    PHARMACEUTICALS
  Bayer AG ...............................................   GER              191,600      8,522,676         1.0
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          37,892,401
                                                                                        ------------
Materials/Basic Industry (2.8%)
  BASF AG ................................................   GER              194,000      8,640,245         1.0
    CHEMICALS
  Akzo Nobel N.V. ........................................   NETH              41,450      8,435,309         1.0
    CHEMICALS
  Solvay S.A. "A" ........................................   BEL               58,770      4,426,864         0.5
    CHEMICALS

    The accompanying notes are an integral part of the financial statements.

                                       F3

                        AIM GLOBAL GROWTH & INCOME FUND
                   (FORMERLY GT GLOBAL GROWTH & INCOME FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           April 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                          COUNTRY        SHARES         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Materials/Basic Industry (Continued)
  Aberfoyle Ltd. .........................................   AUSL           1,116,300   $  2,180,132         0.3
    METALS - NON-FERROUS
                                                                                        ------------
                                                                                          23,682,550
                                                                                        ------------
Capital Goods (0.9%)
  Lockheed Martin Corp. ..................................   US                69,545      7,745,574         0.9
                                                                                        ------------
    AEROSPACE/DEFENSE
Multi-Industry/Miscellaneous (0.4%)
  ICI Australia Ltd. .....................................   AUSL             497,800      3,658,721         0.4
    MULTI-INDUSTRY
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $376,302,771) .............                               668,884,562        78.7
                                                                                        ------------       -----

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (19.4%)
  Canada (1.1%)
    Canadian Government, 8.75% due 12/1/05 ...............   CAD           10,620,000      8,989,525         1.1
  Denmark (0.6%)
    Kingdom of Denmark, 7% due 11/15/07 ..................   DKK           31,100,000      5,133,173         0.6
  Germany (2.4%)
    Deutschland Republic:
      6.25% due 1/4/24 ...................................   DEM           25,150,000     15,429,960         1.8
      6.25% due 4/26/06 ..................................   DEM            8,110,000      4,906,234         0.6
  Italy (1.2%)
    Italian Buoni Poliennali del Tesoro (BTPS), 6% due
     2/15/00 .............................................   ITL       18,365,000,000     10,621,560         1.2
  New Zealand (0.3%)
    New Zealand Government, 8% due 4/15/04 ...............   NZD            4,440,000      2,564,101         0.3
  United Kingdom (2.5%)
    United Kingdom Government Bond, 8% due 6/7/21 ........   GBP            9,800,000     21,017,559         2.5
  United States (11.3%)
    United States Treasury:
      6.5% due 8/15/05 ...................................   USD           52,130,000     54,437,159         6.4
      6% due 2/15/26 .....................................   USD           33,430,000     33,356,220         3.9
      5.625% due 2/28/01 .................................   USD            8,100,000      8,101,582         1.0
                                                                                        ------------
Total Government & Government Agency Obligations
 (cost $160,419,537) .....................................                               164,557,073
                                                                                        ------------
Corporate Bonds (1.6%)
  Germany (0.7%)
    Commerzbank AG, Convertible Bond, 8.4% due
     12/31/00+ ...........................................   DEM            3,274,000      5,935,722         0.7

    The accompanying notes are an integral part of the financial statements.

                                       F4

                        AIM GLOBAL GROWTH & INCOME FUND
                   (FORMERLY GT GLOBAL GROWTH & INCOME FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           April 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Corporate Bonds (Continued)
  United Kingdom (0.9%)
    Daily Mail & General Trust, Convertible Bond, 5.75%
     due 9/26/03 .........................................   GBP            3,405,000   $  7,544,523         0.9
                                                                                        ------------
Total Corporate Bonds (cost $8,756,515) ..................                                13,480,245
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $169,176,052) .......                               178,037,318        21.0
                                                                                        ------------       -----


                                                                           NO. OF          VALUE         % OF NET
WARRANTS                                                    COUNTRY       WARRANTS        (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
  Societe Generale Banque put warrants due 11/15/99
   Tractebel (cost $0) ...................................   BEL               11,587          9,715          --
                                                                                        ------------       -----
    BANKS-MONEY CENTER

TOTAL INVESTMENTS (cost $545,478,823)  * .................                               846,931,595        99.7
Other Assets and Liabilities .............................                                 2,557,073         0.3
                                                                                        ------------       -----

NET ASSETS ...............................................                              $849,488,668       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
          + The coupon rate shown on floating rate note represents the rate at period end.
          * For Federal income tax purposes, cost is $546,893,380 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $ 306,724,441
                 Unrealized depreciation:            (6,686,226)
                                                  -------------
                 Net unrealized appreciation:     $ 300,038,215
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F5

                        AIM GLOBAL GROWTH & INCOME FUND
                   (FORMERLY GT GLOBAL GROWTH & INCOME FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           April 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at April 30, 1998, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {d}
                                        -------------------------------------------
                                                 FIXED INCOME
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & WARRANTS       OTHER      TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    4.6                                   4.6
Belgium (BEL/BEF) ....................    5.0                                   5.0
Canada (CAN/CAD) .....................                1.1                       1.1
Denmark (DEN/DKK) ....................                0.6                       0.6
France (FR/FRF) ......................    2.1                                   2.1
Germany (GER/DEM) ....................    5.1         3.1                       8.2
Italy (ITLY/ITL) .....................                1.2                       1.2
Netherlands (NETH/NLG) ...............   14.2                                  14.2
New Zealand (NZ/NZD) .................    1.7         0.3                       2.0
Switzerland (SWTZ/CHF) ...............    8.1                                   8.1
United Kingdom (UK/GBP) ..............   17.7         3.4                      21.1
United States (US/USD) ...............   20.2        11.3            0.3       31.8
                                        ------      -----            ---      -----
Total  ...............................   78.7        21.0            0.3      100.0
                                        ------      -----            ---      -----
                                        ------      -----            ---      -----

--------------

{d}  Percentages indicated are based on net assets of $849,488,668.

    The accompanying notes are an integral part of the financial statements.

                                       F6

                        AIM GLOBAL GROWTH & INCOME FUND
                   (FORMERLY GT GLOBAL GROWTH & INCOME FUND)

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                           April 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $545,478,823) (Note 1)...........................  $846,931,595
  U.S. currency.................................................................  $       109
  Foreign currencies (cost $23,545,587).........................................   23,550,489    23,550,598
                                                                                  -----------
  Receivable for securities sold.............................................................    21,471,592
  Interest receivable........................................................................     2,781,260
  Dividends and dividend withholding tax reclaims receivable.................................     2,210,071
  Receivable for Fund shares sold............................................................     2,063,804
                                                                                               ------------
    Total assets.............................................................................   899,008,920
                                                                                               ------------
Liabilities:
  Payable for loan outstanding (Note 1)......................................................    31,902,000
  Payable for securities purchased...........................................................    14,891,346
  Payable for Fund shares repurchased........................................................     1,223,889
  Payable for investment management and administration fees (Note 2).........................       684,243
  Payable for service and distribution expenses (Note 2).....................................       512,776
  Payable for transfer agent fees (Note 2)...................................................        94,567
  Payable for custodian fees.................................................................        77,850
  Payable for printing and postage expenses..................................................        66,438
  Payable for professional fees..............................................................        23,257
  Payable for fund accounting fees (Note 2)..................................................        15,341
  Payable for registration and filing fees...................................................        10,508
  Payable for Directors' fees and expenses (Note 2)..........................................         2,022
  Other accrued expenses.....................................................................        16,015
                                                                                               ------------
    Total liabilities........................................................................    49,520,252
                                                                                               ------------
Net assets...................................................................................  $849,488,668
                                                                                               ------------
                                                                                               ------------
Class A:
Net asset value and redemption price per share ($324,300,291 DIVIDED BY 34,750,950 shares
 outstanding)................................................................................  $       9.33
                                                                                               ------------
                                                                                               ------------
Maximum offering price per share (100/95.25 of $9.33) *......................................  $       9.80
                                                                                               ------------
                                                                                               ------------
Class B:+
Net asset value and offering price per share ($517,679,095 DIVIDED BY 55,515,498 shares
 outstanding)................................................................................  $       9.32
                                                                                               ------------
                                                                                               ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($7,509,282 DIVIDED
 BY 805,076 shares outstanding)..............................................................  $       9.33
                                                                                               ------------
                                                                                               ------------
Net assets consist of:
  Paid in capital (Note 4)...................................................................  $514,353,897
  Distributions in excess of net investment income...........................................    (4,773,683)
  Accumulated net realized gain on investments and foreign currency transactions.............    38,431,162
  Net unrealized appreciation on translation of assets and liabilities in foreign
   currencies................................................................................        24,520
  Net unrealized appreciation of investments.................................................   301,452,772
                                                                                               ------------
Total -- representing net assets applicable to capital shares outstanding....................  $849,488,668
                                                                                               ------------
                                                                                               ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F7

                        AIM GLOBAL GROWTH & INCOME FUND
                   (FORMERLY GT GLOBAL GROWTH & INCOME FUND)

                            STATEMENT OF OPERATIONS

                  Six months ended April 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $607,655)...............................  $  6,272,680
  Interest income............................................................................     5,991,094
  Securities lending income..................................................................       371,976
                                                                                               ------------
    Total investment income..................................................................    12,635,750
                                                                                               ------------
Expenses:
  Investment management and administration fees (Note 2).....................................     3,831,231
  Service and distribution expenses: (Note 2)
    Class A.....................................................................  $   533,841
    Class B.....................................................................    2,412,218     2,946,059
                                                                                  -----------
  Transfer agent fees (Note 2)...............................................................       656,600
  Custodian fees.............................................................................       253,400
  Printing and postage expenses..............................................................       109,505
  Fund accounting fees (Note 2)..............................................................       101,780
  Professional fees..........................................................................        92,400
  Registration and filing fees...............................................................        25,227
  Directors' fees and expenses (Note 2)......................................................         9,110
  Other expenses (Note 1)....................................................................       126,324
                                                                                               ------------
    Total expenses before reductions.........................................................     8,151,636
                                                                                               ------------
      Expense reductions (Note 5)............................................................        (7,140)
                                                                                               ------------
    Total net expenses.......................................................................     8,144,496
                                                                                               ------------
Net investment income........................................................................     4,491,254
                                                                                               ------------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments..............................................   42,712,911
  Net realized loss on foreign currency transactions............................   (4,570,498)
                                                                                  -----------
    Net realized gain during the period......................................................    38,142,413
  Net change in unrealized appreciation on translation of assets and liabilities
   in foreign currencies........................................................    2,429,401
  Net change in unrealized appreciation of investments..........................   81,947,814
                                                                                  -----------
    Net unrealized appreciation during the period............................................    84,377,215
                                                                                               ------------
Net realized and unrealized gain on investments and foreign currencies.......................   122,519,628
                                                                                               ------------
Net increase in net assets resulting from operations.........................................  $127,010,882
                                                                                               ------------
                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

                                       F8

                        AIM GLOBAL GROWTH & INCOME FUND
                   (FORMERLY GT GLOBAL GROWTH & INCOME FUND)

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                            SIX MONTHS ENDED
                                                                                             APRIL 30, 1998       YEAR ENDED
                                                                                              (UNAUDITED)      OCTOBER 31, 1997
                                                                                            ----------------   ----------------
Increase in net assets
Operations:
  Net investment income...................................................................   $   4,491,254      $    16,790,846
  Net realized gain on investments and foreign currency transactions......................      38,142,413           24,005,528
  Net change in unrealized appreciation (depreciation) on translation of assets and
   liabilities in foreign currencies......................................................       2,429,401           (4,059,448)
  Net change in unrealized appreciation of investments....................................      81,947,814           84,674,909
                                                                                            ----------------   ----------------
    Net increase in net assets resulting from operations..................................     127,010,882          121,411,835
                                                                                            ----------------   ----------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income..............................................................      (1,971,816)          (7,733,156)
  From net realized gain on investments...................................................      (5,352,371)            (757,327)
  In excess of net investment income......................................................      (2,095,813)                  --
Class B:
Distributions to shareholders: (Note 1)
  From net investment income..............................................................      (2,483,340)          (9,266,887)
  From net realized gain on investments...................................................      (8,530,046)            (907,529)
  In excess of net investment income......................................................      (2,639,502)                  --
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income..............................................................         (36,098)            (125,777)
  From net realized gain on investments...................................................         (62,701)             (12,318)
  In excess of net investment income......................................................         (38,368)                  --
                                                                                            ----------------   ----------------
    Total distributions...................................................................     (23,210,055)         (18,802,994)
                                                                                            ----------------   ----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested........................................     299,960,697          426,976,337
  Decrease from capital shares repurchased................................................    (306,750,679)        (450,361,754)
                                                                                            ----------------   ----------------
    Net decrease from capital share transactions..........................................      (6,789,982)         (23,385,417)
                                                                                            ----------------   ----------------
Total increase in net assets..............................................................      97,010,845           79,223,424
Net assets:
  Beginning of period.....................................................................     752,477,823          673,254,399
                                                                                            ----------------   ----------------
  End of period...........................................................................   $ 849,488,668*     $   752,477,823*
                                                                                            ----------------   ----------------
                                                                                            ----------------   ----------------
 * Includes distributions in excess of net investment income of...........................   $  (4,773,683)     $            --
                                                                                            ----------------   ----------------
                                                                                            ----------------   ----------------

    The accompanying notes are an integral part of the financial statements.

                                       F9

                        AIM GLOBAL GROWTH & INCOME FUND
                   (FORMERLY GT GLOBAL GROWTH & INCOME FUND)

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                           CLASS A
                                          -------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED
                                            APRIL 30,                      YEAR ENDED OCTOBER 31,
                                              1998       ----------------------------------------------------------
                                          (UNAUDITED) (d)  1997 (d)     1996        1995        1994      1993 (d)
                                          -------------  ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....    $    8.21    $    7.11   $    6.35   $    6.21   $    6.29   $    5.28
                                          -------------  ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................         0.07         0.21        0.22        0.24        0.22        0.24*
  Net realized and unrealized gain
   (loss) on investments................         1.32         1.12        0.82        0.13       (0.03)       1.05
                                          -------------  ----------  ----------  ----------  ----------  ----------
    Net increase from investment
     operations.........................         1.39         1.33        1.04        0.37        0.19        1.29
                                          -------------  ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............        (0.07)       (0.21)      (0.24)      (0.22)      (0.21)      (0.24)
  From net realized gain on
   investments..........................        (0.15)       (0.02)      (0.04)      (0.01)      (0.06)         --
  In excess of net investment income....        (0.05)          --          --          --          --          --
  From sources other than net investment
   income...............................           --           --          --          --          --       (0.04)
                                          -------------  ----------  ----------  ----------  ----------  ----------
    Total distributions.................        (0.27)       (0.23)      (0.28)      (0.23)      (0.27)      (0.28)
                                          -------------  ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........    $    9.33    $    8.21   $    7.11   $    6.35   $    6.21   $    6.29
                                          -------------  ----------  ----------  ----------  ----------  ----------
                                          -------------  ----------  ----------  ----------  ----------  ----------

Total investment return (c).............        17.41%(b)     19.01%     16.80%       6.27%       3.14%       25.1%
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $ 324,300    $ 292,528   $ 286,203   $ 284,069   $ 317,847   $ 251,428
Ratio of net investment income to
 average net assets.....................         1.52%(a)      2.74%      3.17%       3.85%       3.30%        3.3%*
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................         1.66%(a)      1.50%      1.59%       1.70%       1.67%        1.8%*
  Without expense reductions............         1.66%(a)      1.64%      1.66%       1.74%        N/A         N/A
Portfolio turnover rate++...............           63%(a)        50%        39%         83%        117%         24%
Average commission rate per share paid
 on portfolio transactions++............    $  0.0131    $  0.0151   $  0.0139         N/A         N/A         N/A

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.005 for the year ended October 31, 1993. Without such reimbursement, the expense ratio would have been 1.9% and the ratio of net investment income to average net assets would have been 3.2%.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the class of shares issued.

    The accompanying notes are an integral part of the financial statements.

                                      F10

                        AIM GLOBAL GROWTH & INCOME FUND
                   (FORMERLY GT GLOBAL GROWTH & INCOME FUND)

                         FINANCIAL HIGHLIGHTS  (cont'd)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                           CLASS B
                                          -------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED
                                            APRIL 30,                      YEAR ENDED OCTOBER 31,
                                              1998       ----------------------------------------------------------
                                          (UNAUDITED) (d)  1997 (d)     1996        1995        1994      1993 (d)
                                          -------------  ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....    $    8.21    $    7.11   $    6.35   $    6.21   $    6.29   $    5.28
                                          -------------  ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................         0.04         0.16        0.17        0.20        0.18        0.20
  Net realized and unrealized gain
   (loss) on investments................         1.31         1.13        0.82        0.13       (0.03)       1.05
                                          -------------  ----------  ----------  ----------  ----------  ----------
    Net increase from investment
     operations.........................         1.35         1.29        0.99        0.33        0.15        1.25
                                          -------------  ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............        (0.04)       (0.17)      (0.20)      (0.18)      (0.17)      (0.20)
  From net realized gain on
   investments..........................        (0.15)       (0.02)      (0.03)      (0.01)      (0.06)         --
  In excess of net investment income....        (0.05)          --          --          --          --          --
  From sources other than net investment
   income...............................           --           --          --          --          --       (0.04)
                                          -------------  ----------  ----------  ----------  ----------  ----------
    Total distributions.................        (0.24)       (0.19)      (0.23)      (0.19)      (0.23)      (0.24)
                                          -------------  ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........    $    9.32    $    8.21   $    7.11   $    6.35   $    6.21   $    6.29
                                          -------------  ----------  ----------  ----------  ----------  ----------
                                          -------------  ----------  ----------  ----------  ----------  ----------

Total investment return (c).............        16.97%(b)     18.28%     16.06%       5.57%       2.48%       24.3%
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $ 517,679    $ 456,893   $ 383,966   $ 356,796   $ 359,242   $ 150,768
Ratio of net investment income to
 average net assets.....................         0.87%(a)      2.09%      2.52%       3.20%       2.65%        2.6%
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................         2.31%(a)      2.15%      2.24%       2.35%       2.32%        2.5%
  Without expense reductions............         2.31%(a)      2.29%      2.31%       2.39%        N/A         N/A
Portfolio turnover rate++...............           63%(a)        50%        39%         83%        117%         24%
Average commission rate per share paid
 on portfolio transactions++............    $  0.0131    $  0.0151   $  0.0139         N/A         N/A         N/A

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.005 for the year ended October 31, 1993. Without such reimbursement, the expense ratio would have been 1.9% and the ratio of net investment income to average net assets would have been 3.2%.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the class of shares issued.

    The accompanying notes are an integral part of the financial statements.

                                      F11

                        AIM GLOBAL GROWTH & INCOME FUND
                   (FORMERLY GT GLOBAL GROWTH & INCOME FUND)

                         FINANCIAL HIGHLIGHTS  (cont'd)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                             ADVISOR CLASS+
                                          ----------------------------------------------------
                                            SIX MONTHS      YEAR ENDED OCTOBER    JUNE 1, 1995
                                               ENDED                31,                TO
                                          APRIL 30, 1998    -------------------   OCTOBER 31,
                                          (UNAUDITED) (d)   1997 (d)     1996         1995
                                          ---------------   --------   --------   ------------
Per Share Operating Performance:
Net asset value, beginning of period....     $  8.20        $  7.10    $  6.35      $ 6.24
                                          ---------------   --------   --------   ------------
Income from investment operations:
  Net investment income.................        0.08           0.23       0.23        0.11
  Net realized and unrealized gain
   (loss) on investments................        1.33           1.13       0.82        0.13
                                          ---------------   --------   --------   ------------
    Net increase from investment
     operations.........................        1.41           1.36       1.05        0.24
                                          ---------------   --------   --------   ------------
Distributions to shareholders:
  From net investment income............       (0.08)         (0.24)     (0.26)      (0.13)
  From net realized gain on
   investments..........................       (0.15)         (0.02)     (0.04)         --
  In excess of net investment income....       (0.05)            --         --          --
  From sources other than net investment
   income...............................          --             --         --          --
                                          ---------------   --------   --------   ------------
    Total distributions.................       (0.28)         (0.26)     (0.30)      (0.13)
                                          ---------------   --------   --------   ------------
Net asset value, end of period..........     $  9.33        $  8.20    $  7.10      $ 6.35
                                          ---------------   --------   --------   ------------
                                          ---------------   --------   --------   ------------

Total investment return (c).............       17.59% (b)     19.23%     17.19%       3.83% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....     $ 7,509        $ 3,057    $ 3,085      $  944
Ratio of net investment income to
 average net assets.....................        1.87% (a)      3.09%      3.52%       4.20% (a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................        1.31% (a)      1.15%      1.24%       1.35% (a)
  Without expense reductions............        1.31% (a)      1.29%      1.31%       1.39% (a)
Portfolio turnover rate++...............          63% (a)        50%        39%         83%
Average commission rate per share paid
 on portfolio transactions++............     $0.0131        $0.0151    $0.0139         N/A

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.005 for the year ended October 31, 1993. Without such reimbursement, the expense ratio would have been 1.9% and the ratio of net investment income to average net assets would have been 3.2%.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the class of shares issued.

    The accompanying notes are an integral part of the financial statements.

                                      F12

                        AIM GLOBAL GROWTH & INCOME FUND
                   (FORMERLY GT GLOBAL GROWTH & INCOME FUND)

                                    NOTES TO
                              FINANCIAL STATEMENTS
                           April 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

The following Notes to Financial Statements are for the period ending April 30, 1998, and unless otherwise indicated reflect facts as of that date. Please see "Note 6 -- Subsequent Events" for a discussion of certain changes which took place after April 30, 1998.

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 6)
GT Global Growth & Income Fund ("Fund") is a separate series of GT Investment Funds, Inc. ("Company"). Effective June 1, 1998, the Company was renamed AIM Investment Funds, Inc. and the Fund was renamed AIM Global Growth & Income Fund. The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Company has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. ("the Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Fund deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuations, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which

                                      F13

                        AIM GLOBAL GROWTH & INCOME FUND
                   (FORMERLY GT GLOBAL GROWTH & INCOME FUND)

the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counter party is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on an exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At April 30, 1998, stocks with an aggregate value of approximately $97,486,245 were on loan to brokers. The loans were secured by cash collateral of $101,528,232. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not

                                      F14

                        AIM GLOBAL GROWTH & INCOME FUND
                   (FORMERLY GT GLOBAL GROWTH & INCOME FUND)

less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less. For the six months ended April 30, 1998, the Fund received $371,976 of income from securities lending.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investment of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(N) LINE OF CREDIT
The Fund, along with certain other funds ("GT Funds") advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and the GT Funds to borrow an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On April 30, 1998, the Fund had $31,902,000 in loans outstanding.

For the six months ended April 30, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $10,098,097, with a weighted average interest rate of 6.42%. Interest expense for the Fund for the six months ended April 30, 1998, was $111,735, and is included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES (SEE ALSO NOTE 6)
For the period ended April 30, 1998, Chancellor LGT Asset Management, Inc., was the Fund's investment manager and administrator. The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

For the period ended April 30, 1998, GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the six months ended April 30, 1998, GT Global retained $26,174 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $1,692 for the period ended April 30, 1998. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the period ended April 30, 1998, GT Global collected CDSCs in the amount of $627,678. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

                                      F15

                        AIM GLOBAL GROWTH & INCOME FUND
                   (FORMERLY GT GLOBAL GROWTH & INCOME FUND)

Pursuant to the then effective separate distribution plans adopted under 1940 Act Rule 12b-1 by the Company's Board of Directors with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under that Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended April 30, 1998, pursuant to that Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

The Manager and GT Global voluntarily undertook to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 1.75%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the six months ended April 30, 1998, purchases and sales of investment securities by the Fund, other than short-term investments and U.S. government obligations, aggregated $164,691,801 and $228,001,192, respectively. Purchases and sales of U.S. government obligations were $79,532,513 and $36,789,426, respectively, for the six months ended April 30, 1998.

4. CAPITAL SHARES
At April 30, 1998, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Developing Markets Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; 200,000,000 were classified as shares of GT Global High Income Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Company and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                                      F16

                        AIM GLOBAL GROWTH & INCOME FUND
                   (FORMERLY GT GLOBAL GROWTH & INCOME FUND)

                           CAPITAL SHARE TRANSACTIONS

                                                   SIX MONTHS ENDED
                                                    APRIL 30, 1998                         YEAR ENDED
                                                      (UNAUDITED)                       OCTOBER 31, 1997
                                          -----------------------------------  -----------------------------------
CLASS A                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................       23,620,178  $      204,075,876       37,585,791  $      289,617,397
Shares issued in connection with
  reinvestment of distributions.........          962,992           8,160,319          935,467           7,161,559
                                          ---------------  ------------------  ---------------  ------------------
                                               24,583,170         212,236,195       38,521,258         296,778,956
Shares repurchased......................      (25,453,190)       (220,702,455)     (43,156,190)       (332,338,391)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................         (870,020) $       (8,466,260)      (4,634,932) $      (35,559,435)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

                                                   SIX MONTHS ENDED
                                                    APRIL 30, 1998                         YEAR ENDED
                                                      (UNAUDITED)                       OCTOBER 31, 1997
                                          -----------------------------------  -----------------------------------
CLASS B                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................        6,646,214  $       57,732,080       12,634,686  $       97,336,518
Shares issued in connection with
  reinvestment of distributions.........        1,363,410          11,516,364        1,087,287           8,343,350
                                          ---------------  ------------------  ---------------  ------------------
                                                8,009,624          69,248,444       13,721,973         105,679,868
Shares repurchased......................       (8,146,059)        (71,078,253)     (12,063,889)        (93,059,122)
                                          ---------------  ------------------  ---------------  ------------------
Net increase (decrease).................         (136,435) $       (1,829,809)       1,658,084  $       12,620,746
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

                                                   SIX MONTHS ENDED
                                                    APRIL 30, 1998                         YEAR ENDED
                                                      (UNAUDITED)                       OCTOBER 31, 1997
                                          -----------------------------------  -----------------------------------
ADVISOR CLASS                                 SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................        2,118,403  $       18,340,399        3,177,501  $       24,442,634
Shares issued in connection with
  reinvestment of distributions.........           15,791             135,659            9,792              74,879
                                          ---------------  ------------------  ---------------  ------------------
                                                2,134,194          18,476,058        3,187,293          24,517,513
Shares repurchased......................       (1,701,823)        (14,969,971)      (3,248,879)        (24,964,241)
                                          ---------------  ------------------  ---------------  ------------------
Net increase (decrease).................          432,371  $        3,506,087          (61,586) $         (446,728)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

5. EXPENSE REDUCTIONS
The Manager directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the six months ended April 30, 1998, the Fund's expenses were reduced by $7,140 under these arrangements.

6. SUBSEQUENT EVENTS
On May 29, 1998, Liechtenstein Global Trust ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc. and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. In connection with this transaction, A I M Advisors, Inc. ("AIM"), an indirect wholly-owned subsidiary of AMVESCAP PLC, became the investment adviser and administrator of the Fund and INVESCO (NY), Inc. became the sub-adviser and sub-administrator of the Fund. In addition, A I M Distributors, Inc. replaced GT Global, Inc. as the Fund's principal underwriter, and the Fund became subject to compensation-type Rule 12b-1 plans of distribution, which replaced the Fund's former reimbursement-type Rule 12b-1 plans of distribution. All of the changes became effective as of the close of business on May 29, 1998.

                                      F17

                        AIM GLOBAL GROWTH & INCOME FUND
                   (FORMERLY GT GLOBAL GROWTH & INCOME FUND)

                                     NOTES

--------------------------------------------------------------------------------

AIM GLOBAL GROWTH AND INCOME FUND

AIM/GT FUNDS

AIM Distributors offers a broad range of funds to complement many investors' portfolios. For more information and a prospectus on any of the funds listed below, please contact your Financial Adviser or call 1-800-824-1580. The prospectus contains more complete information, including charges, expenses and risks. Investors should read the prospectus carefully before investing.

EQUITY FUNDS

AIM NEW DIMENSION FUND
(FORMERLY GT GLOBAL NEW DIMENSION FUND)
Captures global growth opportunities by investing directly in the six global theme funds

AIM WORLDWIDE GROWTH FUND
(FORMERLY GT GLOBAL WORLDWIDE GROWTH FUND)
Invests around the world, including the U.S.

AIM INTERNATIONAL GROWTH FUND
(FORMERLY GT GLOBAL INTERNATIONAL GROWTH FUND)
Offers portfolio diversity by investing outside the U.S.

AIM EMERGING MARKETS FUND
(FORMERLY GT GLOBAL EMERGING MARKETS FUND)
Provides access to the growth potential of developing economies

AIM DEVELOPING MARKETS FUND
(FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)
Invests in debt and equity securities of developing market issuers

AIM NEW PACIFIC GROWTH FUND
(FORMERLY GT GLOBAL NEW PACIFIC GROWTH FUND)
Offers access to emerging and established markets of the Pacific Rim, excluding Japan

AIM JAPAN GROWTH FUND
(FORMERLY GT GLOBAL JAPAN GROWTH FUND)
Provides U.S. investors with access to the Japanese market

AIM EUROPE GROWTH FUND
(FORMERLY GT GLOBAL EUROPE GROWTH FUND)
Focuses on investment opportunities in Europe

AIM LATIN AMERICAN GROWTH FUND
(FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)
Invests in the emerging markets of Latin America

AIM SMALL CAP EQUITY FUND
(FORMERLY GT GLOBAL AMERICA SMALL CAP GROWTH FUND)
Invests in equity securities of small U.S. companies

AIM MID CAP GROWTH FUND
(FORMERLY GT GLOBAL MID CAP GROWTH FUND)
Concentrates on medium-sized companies in the U.S.

AIM AMERICA VALUE FUND
(FORMERLY GT GLOBAL AMERICA VALUE FUND)
Looks for equity securities of large cap U.S. companies believed to be undervalued

GROWTH AND INCOME FUND

AIM GLOBAL GROWTH & INCOME FUND
(FORMERLY GT GLOBAL GROWTH & INCOME FUND)
Invests in blue-chip stocks and government securities from around the world

INCOME FUNDS

AIM GLOBAL GOVERNMENT INCOME FUND
(FORMERLY GT GLOBAL GOVERNMENT INCOME FUND)
Seeks to earn monthly income from global government securities

AIM STRATEGIC INCOME FUND
(FORMERLY GT GLOBAL STRATEGIC INCOME FUND)
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

AIM GLOBAL HIGH INCOME FUND
(FORMERLY GT GLOBAL HIGH INCOME FUND)
Invests in debt securities of emerging markets

AIM FLOATING RATE FUND
(FORMERLY GT GLOBAL FLOATING RATE FUND)
Invests primarily in senior secured floating rate loans with the potential to achieve a high level of current income

AIM DOLLAR FUND
(FORMERLY GT GLOBAL DOLLAR FUND)
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

THEME FUNDS

AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
(FORMERLY GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND)
Focuses on worldwide opportunities resulting from the demand for consumer products and services

AIM GLOBAL FINANCIAL SERVICES FUND
(FORMERLY GT GLOBAL FINANCIAL SERVICES FUND)
Focuses on the worldwide opportunities stemming from the demand for financial services and products

AIM GLOBAL HEALTH CARE FUND
(FORMERLY GT GLOBAL HEALTH CARE FUND)
Invests in growing health care industries worldwide

AIM GLOBAL INFRASTRUCTURE FUND
(FORMERLY GT GLOBAL INFRASTRUCTURE FUND)
Invests in companies that build, improve or maintain a country's infrastructure

AIM GLOBAL RESOURCES FUND
(FORMERLY GT GLOBAL NATURAL RESOURCES FUND)
Concentrates on companies that own, explore or develop natural resources

AIM GLOBAL TELECOMMUNICATIONS FUND
(FORMERLY GT GLOBAL TELECOMMUNICATIONS FUND)
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

This report must be accompanied or preceded by a current prospectus.

      [LOGO]

  A I M Distributors, Inc.
  Fifty California Street
  27th Floor
  San Francisco, California
  94111-4624

                                 DATED MATERIAL
                                 PLEASE EXPEDITE

                                                        AIM Growth & Income Fund
   GGI-SAR-1